UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2016

MeetMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Closing of the Merger with Skout, Inc.

On October 3, 2016 (the “Closing Date”), MeetMe, Inc. (the “Company”) completed its previously announced acquisition of Skout, Inc. (“Skout”), pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) dated June 27, 2016 by and among the Company, MeetMe Sub I, Inc. (“Merger Sub I”), MeetMe Sub II, Inc. (“Merger Sub II”), Skout and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Shareholders’ Representative.

On the Closing Date, pursuant to the terms of the Merger Agreement, Merger Sub I merged with and into Skout (the “First Merger”), with Skout surviving the First Merger as a wholly owned subsidiary of the Company. Following the First Merger, Skout merged with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Merger”), with Merger Sub II surviving as a wholly-owned subsidiary of the Company (the “Effective Time”).

At the Effective Time, all outstanding shares of Skout capital stock and options to purchase Skout capital stock (“Skout Options”) were cancelled, and all outstanding shares of Skout capital stock and all holders of vested Skout Options with an exercise price less than the per share merger consideration were exchanged for an aggregate of $30.97 million in cash and 5,367,232 shares of Company common stock. A portion of the aggregate cash consideration is being held in escrow to secure the indemnification obligations of Skout security holders.

The Company issued the shares of its common stock in reliance upon an exemption from registration afforded by Section 3(a)(10) under the Securities Act of 1933, as amended, after the California Department of Business Oversight issued a permit authorizing the Company to issue its shares to Skout shareholders in the Merger.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed June 28, 2016 and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On October 4, 2016, the Company issued a press release announcing its preliminary revenue results for the quarter ended September 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

See the disclosures under Item 2.01 of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

As discussed in Item 2.02 above, the Company issued a press release, dated October 4, 2016, announcing its preliminary revenue results for the quarter ended September 30, 2016, the text of which is incorporated by reference into this “Item 7.01. Regulation FD Disclosure.”

The information in Item 2.02 and Item 7.01 of this Current Report is being furnished and shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. This information shall not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 8.01	Other Events.

The following risk factors are provided to update the risk factors of the Company previously disclosed in periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016:

We face additional risks as a result of the Merger and may be unable to integrate our businesses successfully and realize the anticipated synergies and related benefits of the Merger or do so within the anticipated timeframe.

On October 3, 2016, we completed our acquisition of Skout. The Merger involved a combination of two companies that previously operated as independent companies, and, as a result of the Merger, the combined company faces various additional risks, including, among others, the following:

●	our inability to successfully evaluate and utilize Skout’s products, technology or personnel;

●	disruption to Skout’s business and operations and relationships with service providers, advertisers, employees and other partners;

●	negative effects on our products and product pipeline from the changes and potential disruption that may follow the acquisition;

●	diversion of our management’s attention from other strategic activities;

●	our inability to successfully combine the businesses in a manner that permits the combined company to achieve the cost savings anticipated to result from the Merger;

●	diversion of significant resources from the ongoing development of our existing operations; and

●	greater than anticipated costs related to the integration of Skout’s business and operations into ours.

Our ability to execute all such plans will depend on various factors, many of which remain outside our control. Any of these risks could adversely affect our business and financial results.

The process of integrating Skout’s operations into our operations could result in unforeseen operating difficulties and require significant resources.

The following factors, among others, could reduce our revenues and earnings, increase our operating costs, and result in a loss of projected synergies:

●

if we are unable to successfully integrate the benefit plans, duties and responsibilities, and other factors of interest to the management and employees of the acquired business, we could lose employees to our competitors, which could significantly affect our ability to operate the business and complete the integration;

●	if we are unable to implement and retain uniform standards, controls, policies, procedures and information system; and

●

if the integration process causes any delays with the delivery of our services, or the quality of those services, we could lose users and ultimately advertisers, which would reduce our revenues and earnings.

The process of integrating Skout and its associated technologies involves numerous risks that could materially and adversely affect our results of operations or stock price.

The following factors, among others, could materially and adversely affect our results of operations or stock price:

●	expenses related to the acquisition process and impairment charges to goodwill and other intangible assets related to the acquisition;

●	the dilutive effect on earnings per share as a result of issuances of stock and incurring operating losses;

●	stock volatility due to investors' uncertainty regarding the value of Skout;

●	diversion of capital from other uses;

●	failure to achieve the anticipated benefits of the acquisition in a timely manner, or at all; and

●	adverse outcome of litigation matters or other contingent liabilities assumed in or arising out of the acquisition.

Notwithstanding the due diligence investigation we performed in connection with the Merger, Skout may have liabilities, losses, or other exposures for which we do not have adequate insurance coverage, indemnification, or other protection.

While we performed significant due diligence on Skout prior to signing the Merger Agreement, we are dependent on the accuracy and completeness of statements and disclosures made or actions taken by Skout and its representatives when conducting due diligence and evaluating the results of such due diligence. We did not control and may be unaware of activities of Skout before the acquisition, including intellectual property and other litigation claims or disputes, information security vulnerabilities, violations of laws, policies, rules and regulations, commercial disputes, tax liabilities and other known and unknown liabilities.

Our post-closing recourse from Skout is limited under the Merger Agreement.

Skout’s obligation to indemnify us is limited to, among others, breaches of specified representations and warranties and covenants included in the Merger Agreement and other specific indemnities as set forth in the Merger Agreement. Except in the event Skout breaches a Fundamental Representation (as defined in the Merger Agreement), we cannot make a claim for indemnification pursuant to the Merger Agreement unless and until the indemnifiable losses exceed $250,000 and we cannot make a claim for a breach of a non-Fundamental Representation after the date that is 18 months after the date of closing of the Merger. If any issues arise post-closing, we may not be entitled to sufficient, or any, indemnification or recourse from the Skout, which could have a material adverse impact on our business and results of operations.

Short sellers of our stock may be manipulative and may drive down the market price of our common stock.

Short selling is the practice of selling securities that the seller does not own but rather has borrowed or intends to borrow from a third party with the intention of buying identical securities at a later date to return to the lender. A short seller hopes to profit from a decline in the value of the securities between the sale of the borrowed securities and the purchase of the replacement shares, as the short seller expects to pay less in that purchase than it received in the sale. As it is therefore in the short seller’s interest for the price of the stock to decline, some short sellers publish, or arrange for the publication of, opinions or characterizations regarding the relevant issuer, its business prospects and similar matters calculated to or which may create negative market momentum, which may permit them to obtain profits for themselves as a result of selling the stock short. Issuers, like us, whose securities have historically had limited trading volumes and/or have been susceptible to relatively high volatility levels can be particularly vulnerable to such short seller attacks. The publication of such commentary has, and may in the future, cause a temporary, or possibly long term, decline in the market price of our common stock. No assurances can be made that declines in the market price of our common stock will not occur in the future in connection with such commentary by short sellers or otherwise.

We generate the majority of our revenue from advertising, and, in particular, digital advertising. If we incur a loss of advertisers, or a reduction in spending by advertisers, our revenue could substantially decline, resulting in significant operating losses and negatively impacting our cash flows.

We generate most of our revenue from parties advertising on our platform, and, in particular, those advertisers in the digital advertising market. The digital advertising market, while growing, is still relatively new and remains somewhat unproven.  Factors such as the lack of standard metrics in the digital advertising market may lead to varying and inconsistent ad rates and potentially demands for rebates.

As is common in the industry, our advertisers typically do not have long-term advertising commitments with us. Many of our advertisers spend only a relatively small portion of their overall advertising budget with us. Advertisers will not continue to do business with us, or they will reduce the prices they are willing to pay to advertise with us, if we do not deliver advertising and other commercial content in an effective manner, or if they do not believe that their investment in advertising with us will generate a competitive return relative to other alternatives. Our advertising revenue could be adversely affected by a number of other factors, including:

●	decreases in user engagement, including time spent on MeetMe;

●	product changes or inventory management decisions we may make that reduce the size, frequency, or relative prominence of advertising and other commercial content that we display;

●	our inability to increase the rate at which our users “click through” on the ads we display;

●	our inability to improve our analytics and measurement solutions that demonstrate the value of our advertising and other commercial content;

●	loss of advertising market share to our competitors;

●	adverse legal developments relating to advertising, including legislative and regulatory developments and developments in litigation;

●	adverse media reports or other negative publicity involving us or other companies in our industry;

●	objections to the content of our apps and websites;

●	changes in the way online advertising is priced;

●	changes in the digital advertising market, including the introduction of standard metrics;

●	the impact of new technologies that could block or obscure the display of our advertising and other commercial content; and

●	the impact of macroeconomic conditions and conditions in the advertising industry, and, in particular, the digital advertising industry, in general.

The occurrence of any of these or other factors could result in a reduction in demand for our advertising and other commercial content, which could reduce the prices we receive for our advertising and other commercial content, or cause advertisers to stop advertising with us altogether. In turn, we could incur a substantial decline in revenue, increased operating losses, and a negative impact on cash flows.

Item 9.01     Financial Statements and Exhibits.

(a) Financial statements of business acquired. The financial information required by Item 9.01(a) of this Current Report on Form 8-K for the transaction described in Item 2.01 above has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b) Pro forma financial information. The financial information required by Item 9.01(b) of this Current Report on Form 8-K for the transaction described in Item 2.01 above has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d)      Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of June 27, 2016, by and among the MeetMe, Inc., MeetMe Sub I, Inc., MeetMe Sub II, LLC, Skout, Inc. and Shareholder Representative Services LLC (Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed June 28, 2016 and incorporated by reference herein)

99.1	MeetMe, Inc. press release, dated October 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEETME, INC.

Date: October 4, 2016	By: /s/ Geoffrey Cook
Name: Geoffrey Cook
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of June 27, 2016, by and among the MeetMe, Inc., MeetMe Sub I, Inc., MeetMe Sub II, LLC, Skout, Inc. and Shareholder Representative Services LLC (Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed June 28, 2016 and incorporated by reference herein)

99.1	MeetMe, Inc. press release, dated October 4, 2016